UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported March 24, 2006.


                              Gemco Minerals, Inc.
                              --------------------
             (Exact name of registrant as Specified in its charter)

             Florida                        000-51523          65-10011685
             -------                        ---------          -----------
 (State or other jurisdiction    (Commission file number)     (IRS Employer
      of incorporation)                                     Identification No.)


             #203 - 20189 56th Avenue, Langley, B.C., Canada V3A-3Y6
             -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                    ISSUER'S TELEPHONE NUMBER: (866) 848-2940


                    Firstline Environemental Solutions, Inc.
                    ----------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







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Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
           Year.

On March 24, 2006, by consent action of the majority shareholders of the Company, we changed the name of the Company to Gemco Minerals, Inc. As a result of this, the Company's common stock has assigned 368634 10 1 as its new Cusip Number and effective April 10, 2006, the Company's trading symbol was changed to GMML.



Section 9.01  Exhibits

(d)  Exhibit

3.4      Articles of Amendment dated March 24, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Gemco Minerals, Inc.
(formerly Firstline Environmental Solutions, Inc.
(Registrant)


By: /s/ Thomas C. Hatton
    ------------------------------
       Thomas C. Hatton, President


Dated: April 17, 2006.



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